UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

Oracle Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On January 16, 2008, Oracle Corporation, a Delaware corporation (“Oracle”), BEA Systems, Inc., a Delaware corporation (“BEA”) and Bronco Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Oracle (“Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Subsidiary will, subject to the satisfaction or waiver of the conditions therein, merge with and into BEA, the separate corporate existence of Merger Subsidiary shall cease and BEA shall be the successor or surviving corporation of the merger (the “Merger”).

Upon the consummation of the Merger, (i) BEA will become a wholly owned subsidiary of Oracle and (ii) each share of BEA common stock will be converted into the right to receive $19.375 in cash, without interest. In addition, options to acquire BEA common stock, BEA restricted stock unit awards, BEA restricted stock awards and other equity-based awards denominated in shares of BEA common stock outstanding immediately prior to the consummation of the Merger will be converted into options, restricted stock unit award, restricted stock awards or other equity-based award, as the case may be, denominated in shares of Oracle common stock based on formulas contained in the Merger Agreement, except for equity-based awards held by a person who is not an employee of, or a consultant to, BEA or any of its subsidiaries, which equity-based awards shall be converted into the right to receive cash based on formulas contained in the Merger Agreement.

The transaction is subject to BEA stockholder approval, regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the applicable merger control laws of the European Commission and other jurisdictions, and other customary closing conditions.

The Merger Agreement contains certain termination rights for both BEA and Oracle and further provides that, upon termination of the Merger Agreement under certain circumstances, (i) BEA may be obligated to pay Oracle a termination fee of $250,000,000 and (ii) Oracle may be obligated to pay to BEA a reverse termination fee of $500,000,000.

In connection with the Merger, Oracle entered into voting agreements with Alfred Chuang, the Chief Executive Officer and Chairman of BEA and certain stockholders of BEA affiliated with Carl C. Icahn that beneficially own approximately 13% of BEA’s common stock, pursuant to which they have agreed to vote their shares of BEA stock in favor of the Merger (the “Voting Agreements”).

The Merger Agreement and the Voting Agreements have been filed as exhibits to this Form 8-K to provide information regarding the terms of the agreements and are not intended to modify or supplement any factual disclosures about Oracle or BEA in Oracle’s public reports filed with the SEC. In particular, the Merger Agreement and the Voting Agreements are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Oracle and BEA.

The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders. The foregoing description of the Merger Agreement and the Voting Agreements does not purport to be complete, and is qualified in its entirety by reference to such agreements. A copy of the Merger Agreement is filed as Exhibit 2.1 hereto, and the Voting Agreements with the stockholders affiliated with Carl C. Icahn and Alfred Chuang are filed, respectively, as Exhibit 2.2 and 2.3, hereto, each of which is incorporated herein by reference.

Item 8.01 Other Events

On January 16, 2008, Oracle and BEA issued a joint press release announcing that they had entered into the Merger Agreement.

A copy of the press release is furnished as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and BEA including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of BEA. Actual events or results may differ materially from those described, expressed or implied in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle or BEA. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions, industry specific conditions and the possibility that Oracle or BEA may be adversely affected by other economic, business, and/or competitive factors. In addition, please refer to the documents that Oracle and BEA, respectively, file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and BEA’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or BEA. Oracle and BEA are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information about the Merger and Where to Find it

In connection with the proposed merger, BEA will file a proxy statement with the Securities and Exchange Commission (the “SEC”) Additionally, BEA and Oracle will file other relevant materials in connection with the proposed acquisition of BEA by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Bronco Acquisition Corporation, a wholly-owned subsidiary of Oracle, and BEA. The materials to be filed by BEA with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of BEA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, BEA and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BEA stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in Oracle’s most recent Form 10-K and in other relevant materials filed with the SEC when they become available. Information concerning the interests of BEA’s participants in the solicitation, which may, in some cases, be different than those of BEA stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of January 16, 2008, among BEA Systems, Inc., Oracle Corporation and Bronco Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BEA Systems, Inc. with the SEC on January 17, 2006, Commission File No. 0-22369).

2.2	Voting Agreement, dated as of January 16, 2008, by and between Alfred S. Chuang, as stockholder, and Oracle Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by BEA Systems, Inc. with the SEC on January 17, 2006, Commission File No. 0-22369).

2.3	Voting Agreement, dated as of January 16, 2008, among Oracle Corporation and the individuals listed on the signature page thereto.

99.1	Press Release, dated January 16, 2008, of Oracle Corporation and BEA Systems, Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by BEA Systems, Inc. with the SEC on January 17, 2006, Commission File No. 0-22369).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2008

ORACLE CORPORATION

By:	/s/ DORIAN DALEY
Name:	Dorian Daley
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT LIST

Exhibit

No.	Description
2.1	Agreement and Plan of Merger, dated as of January 16, 2008, among BEA Systems, Inc., Oracle Corporation and Bronco Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BEA Systems, Inc. with the SEC on January 17, 2006, Commission File No. 0-22369).

2.2	Voting Agreement, dated as of January 16, 2008, by and between Alfred S. Chuang, as stockholder, and Oracle Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by BEA Systems, Inc. with the SEC on January 17, 2006, Commission File No. 0-22369).

2.3	Voting Agreement, dated as of January 16, 2008, among Oracle Corporation and the individuals listed on the signature page thereto.

99.1	Press Release, dated January 16, 2008, of Oracle Corporation and BEA Systems, Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by BEA Systems, Inc. with the SEC on January 17, 2006, Commission File No. 0-22369).